LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED DECEMBER 15, 2007

TO THE PROSPECTUS DATED APRIL 16, 2007 OF

LEGG MASON PARTNERS DIVIDEND STRATEGY FUND

The following text replaces the section of the prospectus titled “Management: Portfolio Managers”:

Scott Glasser and Peter Hable, since November 1, 2004, and Peter Vanderlee, CFA, effective December 15, 2007, are responsible for the day-to-day management of the fund’s portfolio. Mr. Glasser and Mr. Hable have been investment officers of ClearBridge and managing directors of ClearBridge for the past five years. Mr. Glasser is co-director of research for ClearBridge. Mr. Vanderlee is a director of ClearBridge and has been with ClearBridge since 1999.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the fund.

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